                                                                   EXHIBIT 10.13

                                  [EXHIBIT C

                                       TO

                                OPTION AGREEMENT]



                                    FORM OF

                         REGISTRATION RIGHTS AGREEMENT

                                   EXHIBIT C


                                    FORM OF
                         REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT dated as of _________, by and between United Pan-Europe Communications, N.V., a company organized and existing under the laws of The Netherlands (the "COMPANY"), [DIC Communication and Technology Ltd. ("DIC")] and [PEC Israel Economic Corporation ("PEC")]. [DIC] and [PEC] are referred to herein each as a "SHAREHOLDER" and collectively as the "SHAREHOLDERS."

                                   RECITALS

     A. This Agreement is made pursuant to the Option Agreement, dated November __, 1998 (the "OPTION AGREEMENT"), among the Company, DIC and PEC.

     B. Subject to the terms of this Agreement, the Company has agreed to register, list or otherwise qualify the resale of the Ordinary Shares in the U.S. or European markets where the Company's Ordinary Shares are then tradeable where an exemption from registration, listing or qualification requirements is unavailable.

                                   AGREEMENT

     SECTION 1  DEFINITIONS.  For purposes of this Agreement, the following
                -----------
terms have the following meanings:

     "AFFILIATE" means, with respect to any Person, any entity that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such Person. For purposes of this definition, the term "CONTROL" means ownership of fifty percent (50%) or more of the voting interests of such Person.

     "AGREEMENT" means this Registration Rights Agreement as amended, modified, restated and replaced from time to time in accordance with the provisions hereof.

     "APPLICABLE EXCHANGE" means the primary U.S. or European securities market or exchange on which the Company's publicly trading securities are listed or qualified.

     "COMMISSION" means the U.S. Securities and Exchange Commission or any other U.S. federal agency at the time administering the Securities Act, or comparable regulatory authority in the case of listing or qualification of the Registrable Securities for sale through the Applicable Exchange.

     "EXCHANGE ACT" means the U.S. Securities Exchange Act of 1934, as amended, or any successor U.S. Federal statute, and the rules and regulations of the Commission thereunder.

     "IPO" means an underwritten public offering by the Company of Ordinary Shares (or depositary receipts with respect thereto) registered under the U.S. Securities Act of 1933, as amended, together with the listing or quoting of Ordinary Shares or such depositary receipts on a securities exchange, or a similar public offering and listing by the Company of Ordinary Shares in London, Amsterdam or such other location as the Company determines to be appropriate.

     "ORDINARY SHARES" means the ordinary shares of the Company with a par value of one Dutch Guilder each, together with any other ordinary shares of the Company that may be issued by the Company in substitution therefor.

     "PERSON" means any natural person, company, corporation, partnership, joint venture, trust, association, investment company, fund, unincorporated entity of any kind or governmental authority.

     "REGISTRABLE SECURITIES" means the Ordinary Shares of the Company acquired by the Shareholder pursuant to the Option Agreement, and any other equity securities issued upon conversion thereof or that may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution, recapitalization, merger, consolidation or reclassification or other reorganization or otherwise. A Registrable Security shall cease to be a Registrable Security when: (A) a Registration Statement shall have become effective under the applicable Securities Law and such security shall have been disposed of in accordance therewith; (B) such security shall have been otherwise transferred and new certificates for such security not bearing a legend restricting further transfer shall have been delivered by the Company; (C) such security shall have ceased to be outstanding; or (D) if all Registrable Securities outstanding at any given time constitute no more than five percent (5%) of the aggregate number of Ordinary Shares then outstanding and such securities may be sold during any three-month period pursuant to the exemption of Rule 144 under the Securities Act.

     "REGISTRATION EXPENSES" has the meaning set forth in Section 8.

     "REGISTRATION STATEMENT" means a registration statement, listing particulars or similar document with respect to the sale of Registrable Securities on the Applicable Exchange as required by the applicable Securities Law.

     "SECURITIES ACT" means the U.S. Securities Act of 1933, as amended, or any successor U.S. Federal statute, and the rules and regulations of the Commission thereunder.

     "SECURITIES LAWS" means the Exchange Act, the Securities Act or any other relevant securities law applicable for the sale of securities through the Applicable Exchange.

     "U.S." means the United States of America.


     SECTION 2  DEMAND REGISTRATION.
                -------------------


          (a) At any time following an IPO by the Company, upon the written request of Shareholders holding an aggregate of 33% of the outstanding Registrable Securities requesting that the Company effect the registration, listing or qualification under the applicable Securities

Law of all or part of the Registrable Securities owned by such Shareholders and specifying the intended method of disposition thereof, but subject to the limitations set forth herein, the Company will promptly (but in no event more than five business days after the receipt of such request) give written notice of such requested registration, listing or qualification to all other Shareholders, and the Company shall prepare and file with the Commission as promptly as practicable, but in any event no later than 75 days after sending such notice, and use its best efforts to cause to become effective as promptly thereafter as practicable, a Registration Statement under the Securities Law registering the offering and sale of:

                         (i) the Registrable Securities which the Company has been so requested to register by the Shareholders; and

                         (ii) all other Registrable Securities which the Company has been requested to register by any other Shareholders by written request given to the Company within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent necessary to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered (a "DEMAND REGISTRATION"); provided that (A) the Company shall not be obligated to file a Registration Statement pursuant to this Section 2(a) with respect to more than two registrations, and (B) the Company shall not be obligated to file a Registration Statement pursuant to this Section 2(a) unless the aggregate amount of Registrable Securities that any Shareholders seek to register pursuant to such Section constitutes, in each instance, at least 33% of all Ordinary Shares of the Company acquired by the Shareholders (or any such Shareholders' predecessor with respect to such Option Shares) pursuant to the Option Agreement.

          (b) If in accordance with Section 10 a requested registration pursuant to this Section 2 is to be in the form of an underwritten offering through underwriters, the Company shall designate as managing underwriters one or more appropriate investment banking firms that are reasonably satisfactory to Shareholders holding a majority of the Registrable Securities to be included in such registration. If a requested registration pursuant to this Section 2 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering without a significant adverse effect on the price, timing or distribution of the Registrable Securities offered, the Company will include in such registration only the Registrable Securities requested to be included in such registration. In the event that the number of Registrable Securities requested to be included in such registration exceeds the number which, in the opinion of such managing underwriter, can be sold, then the Company will include in such registration only the number of Registrable Securities which, in the opinion of the managing underwriter, can be sold, such number to be allocated pro rata among all requesting Shareholders on the basis of the relative number of shares of Registrable Securities requested to be sold by each such holder (provided that any shares thereby allocated to any such holder that exceed such holder's request shall be reallocated among the remaining requesting holders of Registrable Securities in like manner). In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration the securities the Company or any other holder of the Company's securities proposes to sell up to the number of securities that, in the opinion of the managing underwriter, can be sold without an adverse effect on the price, timing or distribution of the Registrable Securities offered.

          (c) The Company shall be entitled to postpone for a reasonable period of time (not to exceed 120 days, which may not thereafter be extended) the filing of any Registration Statement otherwise required to be prepared and filed by it pursuant to Section 2(a) if, at the time it receives a request for such registration, the Supervisory Board of the Company determines in good faith that such offering will materially interfere with a pending or contemplated financing, merger, sale of assets, recapitalization or other similar corporate action of the Company, in which case the Company shall have furnished to holders of Registrable Securities requesting such registration an officers' certificate to that effect; provided that the Company shall not exercise the right to postpone registration pursuant to this Section 2(c) more than once in any 12-month period. After such period of postponement the Company shall effect such registration as promptly as practicable without further request from the holders of Registrable Securities, unless such request has been withdrawn. If the request is so withdrawn by all holders of Registrable Securities requesting registration, the Company shall be deemed to have not filed a Registration Statement for purposes of Section 2(a)(A).

     SECTION 3  PIGGY-BACK REGISTRATION.
                -----------------------

          (a) If the Company shall at any time following the IPO propose to file a Registration Statement for an offering of equity securities of the Company, by the Company or for resale by holders of the Company's securities other than Registrable Securities (the "REQUESTING HOLDERS"), the Company shall provide prompt written notice of such proposal, in any event, not less than 15 days before the anticipated date of the first filing of such Registration Statement, to all Shareholders of its intention to do so and of such Shareholders' rights under this Section 3. In the event that the Registration Statement for the IPO will include also equity securities of the Company to be sold by any holder of the Company's securities other than Registrable Securities, the Shareholders' rights under this Section 3 shall apply with respect to the IPO as well. The Company shall use its best efforts to include such number of Registrable Securities in such Registration Statement which the Company has been so requested to register by any Requesting Holder (a "PIGGY-BACK REGISTRATION"), which request shall be made to the Company within 15 days after such Shareholders receive notice from the Company of such proposed registration; provided, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Shareholder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and (ii) if such registration involves an underwritten offering, all holders of Registrable Securities requesting to be included in the registration must sell their Registrable Securities to the underwriters on the same terms and conditions as apply to the Requesting Holders, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in secondary offerings. Any Shareholder requesting pursuant to this Section 3 to be included in a registration may elect, in writing prior to the effective date of the Registration Statement filed in connection with such registration, not to register such securities in connection with such registration.

          (b) If a registration pursuant to this Section 3 involves an underwritten offering as to which any Shareholder has requested a Piggy-back Registration and the managing underwriter reasonably and in good faith advises the Company in writing that, in its opinion, the number of securities to be included in such registration exceeds the number which can be sold in such offering without an adverse effect on the price, timing or distribution of such offering, then (i) first, the number of securities which the Company's security holders other than the Requesting Holders requested to be included in such registration shall be reduced as necessary pro rata in proportion to the relative number of securities requested by each such holder to be included until the number of securities to be included in such registration no longer exceeds the number which can be sold in such offering, (ii) second, the number of securities which (A) the Requesting Holders requested to be included in such registration in the case of a registration instigated by Requesting Holders or
(B) the Company plans to include in such registration in the case of a registration instigated by the Company shall be reduced as applicable until the number of securities to be included in such registration no longer exceeds the number which can be sold in such offering.

     SECTION 4   SUSPENSION OF REGISTRATION OBLIGATION. The Company shall not be
                 -------------------------------------
required to register the sale of Registrable Securities under this Agreement for any applicable Shareholder if there is available for such transaction an appropriate exemption from registration under the applicable Securities Law such that the Registrable Securities can be sold on the Applicable Exchange without limitation (other than volume restrictions).

     SECTION 5   HOLD-BACK AGREEMENTS.  Each Shareholder agrees in connection
                 --------------------
with any registration effected by the Company (other than an offering relating to (i) a business combination that is to be filed on Form S-4 under the Securities Act (or any successor form thereto) or other comparable Securities Law or (ii) an employee benefit plan) of the Company's securities not to effect any public sale or distribution of securities of the Company the same as or similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, including a sale exempt from registration except as part of such registration, during the 14-day period prior to, and during the 90-day period (or, with respect to a Piggy-back Registration, such longer period of up to 120 days as may be requested by such managing underwriter) beginning on, the effective date of the related Registration Statement, to the same extent requested by the managing underwriters and applicable to other holders of the Company's securities subject to similar agreements or having similar holdings of securities of the Company. Each Shareholder agrees to execute an undertaking in accordance with the foregoing in the form reasonably requested by the managing underwriters.

     SECTION 6   RESTRICTIONS ON TRANSFER OF SHARES OF REGISTRABLE SECURITIES.
                 ------------------------------------------------------------
(a) The Shareholders may not offer to sell, sell or otherwise transfer Registrable Securities unless such sale or transfer (i) has been registered under the Securities Laws or (ii) is pursuant to an exemption from registration under the Securities Laws and the Company has received an opinion of counsel reasonably acceptable to the Company as the applicability of such exemption.

     (b) Shareholders acknowledge and agree that certificates evidencing the Registrable Securities shall bear any restrictive legend required by the Applicable Exchange as well as the following legend:

     "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE 'SECURITIES ACT') AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER THE SECURITIES ACT OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT."

     SECTION 7   REGISTRATION.
                 ------------

          (a) Whenever any Registrable Securities are to be registered pursuant to Section 2 or 3 of this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities under the Securities Laws in accordance with the intended method of disposition thereof. The Company shall deliver to the applicable holders a sufficient number of prospectuses to sell the Registrable Securities as contemplated by the Registration Statement. If required or appropriate, the Company shall enter into the necessary agreements with a Transfer Agent with respect to such securities.

          (b) The Company may require each Shareholder requesting a registration pursuant to Section 2 or 3 to furnish to the Company such information regarding the distribution of such securities and such other information relating to such Shareholder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing. Each such Shareholder agrees to furnish such information to the Company and to cooperate with the Company as necessary to enable the Company to comply with the provisions of this Agreement.

          (c) Upon receipt of any notice from the Company at any time when a prospectus relating to the registration is required to be delivered under the Securities Laws, of the occurrence of any event as a result of which the prospectus included in such registration statement (as then in effect) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, Shareholder selling Registrable Securities will forthwith discontinue disposition of the Registrable Securities until receipt of copies of a supplemented or amended prospectus or until such Shareholders are advised in writing (the "ADVICE") by the Company that the use of the prospectus may be resumed, and have received copies of any additional or supplemental filings which are incorporated by reference in the prospectus and, if so directed by the Company, such Shareholders will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

     SECTION 8   REGISTRATION EXPENSES. Except as otherwise agreed in accordance
                 ---------------------
with Section 2(a), all expenses incident to the Company's performance of or compliance with this Agreement including, without limitation, all Commission and securities exchange registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing of the securities to be registered, if any, on each securities exchange on which similar securities issued by the Company are then listed, the fees and disbursement of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "COLD COMFORT" letters required by or incident to such performance), Securities Laws liability insurance (if the Company elects to obtain such insurance), the fees and expenses of the Transfer Agent and the reasonable fees and expenses of any special experts retained by the Company in connection with such registration (all such expenses being herein called "REGISTRATION EXPENSES") will be borne by the Company; provided that Registration Expenses shall not include, and the Company shall not be responsible for any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities or any other expenses incurred by Shareholder in connection with such registration, which shall be paid by Shareholder requesting such registration.

     SECTION 9   TERM.  This Agreement shall terminate at such time as all
                 ----
Registrable Securities have been sold pursuant to an effective Registration Statement under the Securities Laws or may be publicly sold without registration in the jurisdiction of the Applicable Exchange.

     SECTION 10  UNDERWRITTEN OFFERINGS.
                 ----------------------

          (a)    Shareholders may request that any registration pursuant to
Section 2 of Registrable Securities be an underwritten registration. In the event such a registration is an underwritten offering, the Company will enter into an underwriting agreement with the managing underwriter or underwriters for such offering (which managing underwriter or underwriters shall be an appropriate investment banking firm or firms designated by the Company and reasonably satisfactory to Shareholders holding a majority of the Registrable Securities to be included in such registration, such agreement to contain such terms (including representations and warranties of, and indemnifications by, the Company) as are customarily contained in agreements of such type. Shareholders selling Registrable Securities in such offering shall be party to such underwriting agreement.

          (b) No Person may participate in any registration hereunder that is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     SECTION 11  INDEMNIFICATION.
                 ---------------

          (a) In connection with any offering of Registrable Securities pursuant to Section 2 or 3, the Company agrees to indemnify, to the fullest extent permitted by law, each Shareholder whose Registrable Securities are sold in such offering, each of their officers and directors and each Person who controls such Shareholder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorney's fees) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto under which such Registrable Securities were registered under the Securities Act (the "REGISTRATION MATERIALS") or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof, except insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Materials in reliance upon and in conformity with any written information furnished in writing to the Company by such Shareholder for purposes of inclusion thereof, or reliance thereon, in the Registration Materials.

          (b) Each Shareholder whose Registrable Securities are sold in any offering pursuant to Section 2 or 3, severally but not jointly agrees to indemnify, to the fullest extent permitted by law, the Company, the other Shareholders whose Registrable Securities are sold in such offering, their respective officers and directors and each other Person, if any, who controls the Company or such other Shareholders (within the meaning of the Securities
Act) against all losses, claims, damages, liabilities and expenses (including attorney's fees) caused by any untrue or alleged untrue statement of a material fact contained in any Registration Materials or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Materials in reliance upon and in conformity with any written information furnished in writing for such purpose to the Company by the Shareholder. In no event shall the liability of any Shareholder hereunder be in an amount greater than the dollar amount of the proceeds received by such Shareholder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c) Each indemnified party shall give prompt notice to each indemnifying party of any action threatened or commenced against it in respect of which indemnity may be sought hereunder. In case of any notice under this indemnity agreement with respect to any loss, liability, claim, damage or expense with respect to any claim made against an indemnified Person, the indemnifying party shall be entitled to participate at its own expense in the defense and such defense shall be conducted by counsel chosen by the indemnifying party and reasonably acceptable to the indemnified party. The indemnified party may select at its own expense co-counsel to participate in such defense under the local counsel chosen by the indemnifying party. In no event shall an indemnifying party be liable for the fees and expenses of more than one counsel for an indemnified party (in addition to local counsel) in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

          (d) If the indemnification provided for in this Section 11 is unavailable to any indemnified party under paragraphs (a) or (b) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Shareholders on the one hand and the Company on the other hand from the offering of the Registrable Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Shareholders on the one hand and the Company on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Shareholders on the one hand and the Company on the other hand shall be deemed to be in the same proportion as the total proceeds from the offering received by the Shareholders bear to the total proceeds from the offering received by the Company. The relative fault of the Shareholders on the one hand and the Company on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Shareholders on the one hand or by the Company on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The respective obligations of the Shareholders to contribute pursuant to this Section 11(d) are several and not joint, and the obligation of each Shareholder shall bear the same proportion to the total obligations of the Shareholders pursuant to this Section 11(d) as the number of Registrable Securities sold by such Shareholder hereunder bears to the total number of Registrable Securities sold by the Shareholders hereunder. In no event shall the liability of any Shareholder pursuant to this Section 11 (d) be in an amount greater than the dollar amount of the proceeds received by such Shareholder upon the sale of the Registrable Securities giving rise to such contribution obligation.

          (e) The Shareholders and the Company agree that it would not be just and equitable if contributions pursuant to this Section 11 were determined by a pro rata allocation of any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     SECTION 12  TRANSFEREES.  Any Person acquiring from the Shareholder or any
                 -----------
transferee thereof any Registrable Securities, may elect, within 30 days of the date of the transfer to it of such Registrable Securities, to sign the signature page attached hereto as Annex A and delivering an executed original copy of such signature page to the Company and thereby become a party to this Agreement and be deemed a Shareholder under this Agreement. Each such Shareholder shall be bound by the terms of this Agreement and shall hold such Registrable Securities with all the rights conferred, and subject to all obligations and restrictions imposed, hereby.

     SECTION 13  MISCELLANEOUS.
                 -------------

          (a) This Agreement contains the entire understanding of the parties hereto with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and Shareholders holding a majority of the Registrable Securities; provided that, in the case of any waiver, such waiver shall be effective if executed by each Shareholder affected by such waiver. Each Shareholder shall be bound by an amendment or waiver authorized by this Section 13(a), whether or not any Registrable Securities shall have been marked to indicate such consent.

          (b) All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not.

          (c) Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (d) This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          (e) The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (f) The interpretation and construction of this Agreement and all matters relating hereto, shall be governed by the law of The Netherlands.

          (g) All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, by facsimile or mailed by certified or registered mail, return receipt requested and postage prepaid, or by courier guaranteeing overnight delivery as follows:

                 (i) If to any Shareholder, at the most current address given by such Shareholder to the Company; and

                 (ii)  If to the Company, at:

                       United Pan-Europe Communications, N.V.
                       Fred. Roeskestraat 123
                       1076 EE Amsterdam
                       The Netherlands

                       Attention: General Counsel
                       Facsimile No.: +31 (20) 778-9871


                       with a copy to:

                       Holme Roberts & Owen LLP
                       1700 Lincoln, Suite 4100
                       Denver, Colorado  80203
                       Attention: W. Dean Salter, Esq.
                       Facsimile No.: +1 (303)  866-0200

     All such notices and communications shall be deemed to have been duly given: one business day after being delivered by hand, if personally delivered; four business days after being deposited in the mail for delivery via airmail, airmail postage prepaid, if mailed; and one business day after being transmitted, if delivered by facsimile transmission.

IN WITNESS WHEREOF, the parties have duly signed this Agreement as of the day and year first above written.


                         The Company:
                         -----------

                         UNITED PAN-EUROPE COMMUNICATIONS, N.V.


                         By:_____________________________________
                            Name:____________________
                            Title:___________________


                         Shareholders:
                         ------------

                         [DIC COMMUNICATION AND TECHNOLOGY LTD.]


                         By:______________________________________
                            Name:____________________
                            Title:___________________


                         [PEC ISRAEL ECONOMIC CORPORATION]


                         By:______________________________________
                            Name:____________________
                            Title:___________________